Exhibit 99.1 FOR IMMEDIATE RELEASE

ADEIA ANNOUNCES FIRST QUARTER 2026 FINANCIAL RESULTS

Signed new license agreements with AMD and Microsoft

Generated $58 million in cash from operations and achieved 60% adjusted EBITDA margin

Paid down debt by $28 million bringing our outstanding balance to less than $400 million

SAN JOSE, Calif. – May 4, 2026 – Adeia Inc. (Nasdaq: ADEA) (the “Company” or “Adeia”) today announced financial results for the first quarter ended March 31, 2026.

“We had a strong start to 2026, delivering first quarter revenue of $105 million, generating $58 million in operating cash flow, and maintaining strong profitability with a 60% adjusted EBITDA margin,” said Paul E. Davis, chief executive officer of Adeia. “We closed eight license agreements during the quarter, three of which were with new customers, including multi-year agreements with AMD and Microsoft. We believe our deal execution year-to-date highlights both the strength of our IP portfolio in our core markets, like Pay-TV, consumer electronics and social media, and our ability to expand our business with new customers in growth markets like semiconductors and e-commerce. Our non–Pay-TV recurring revenue continued to grow, with an impressive 28% year-over-year increase in the quarter, reflecting progress in diversifying our business. We are excited to see our foundational innovations gaining broad market adoption. Most importantly, hybrid bonding is rapidly being designed into products for the logic and memory markets that are supporting the AI ecosystem. We also remained disciplined in our capital allocation, reducing debt to less than $400 million while continuing to return capital to shareholders and invest in our patent portfolios, including tuck-in acquisitions.”

First Quarter Financial Highlights

•
Revenue was $104.8 million as compared to $182.6 million in the fourth quarter of 2025
•
GAAP diluted earnings per share (EPS) was $0.21 and non-GAAP diluted EPS was $0.38
•
GAAP net income was $22.8 million and adjusted EBITDA was $62.3 million
•
Cash flow from operations was $58.5 million
•
Paid down $28.1 million on our term loan
•
Repurchased $10.0 million of our common stock

Business Highlights

•
Signed a new multi-year license agreement with AMD, a leading semiconductor company, for access to our semiconductor portfolio, including our hybrid bonding technology
•
Signed a new multi-year license agreement with Microsoft, a leading technology company with a broad array of businesses, including consumer electronics and social media, for access to our media portfolio
•
Signed 8 deals, 5 in media and 3 in semiconductors, including 3 with new customers
•
In early Q2, signed a new multi-year license agreement with leading cosmetics and beauty retailer L’Oréal, for access to our media portfolio, expanding our presence in e-commerce

Capital Allocation

During the quarter, the Company made $28.1 million in principal payments towards its term loan, bringing the outstanding balance to $398.6 million as of March 31, 2026.

During the quarter, the Company repurchased $10.0 million of its common stock, representing 0.4 million shares and bringing the remaining amount available under its stock repurchase plan to $150.0 million as of March 31, 2026.

On March 30, 2026, the Company distributed $5.5 million to stockholders of record on March 16, 2026, for a quarterly cash dividend of $0.05 per share of common stock.

The Board of Directors declared a dividend of $0.05 per share, payable on June 15, 2026, to stockholders of record on May 26, 2026.

Financial Outlook

The Company is reiterating its full year 2026 outlook as follows:

Category (in millions, except for tax rate)	2026 GAAP Outlook	2026 Non-GAAP Outlook
Revenue	$395.0 − 435.0	$395.0 − 435.0
Operating expenses (1)	$295.0 − 305.0	$184.0 − 192.0
Interest expense	$34.0 − 36.0	$34.0 − 36.0
Other income	$5.5 − 6.5	$5.5 − 6.5
Tax rate	20%	21%
Net income (2)	$57.2 − 80.4	$144.2 − 168.7
Adjusted EBITDA (2)	N/A	$213.4 − 245.4
Diluted shares outstanding	114.0 − 115.0	114.0 − 115.0

(1) See tables for reconciliation of GAAP to non-GAAP operating expenses.

(2) See tables for reconciliation of GAAP net income to (i) non-GAAP net income and (ii) adjusted earnings before interest expense, income taxes, depreciation and amortization (adjusted EBITDA).

Conference Call Information

The Company will hold its first quarter 2026 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Monday, May 4, 2026. To access the call in the U.S., please dial +1 (888) 660-6411, and for international callers, dial +1 (929) 203-0849. All participants should dial in 15 minutes prior to the start of the conference call. The Company also suggests utilizing the webcast link to access the live call and the replay at Q1 2026 Earnings Call Webcast. A live and replay webcast will be available on the Adeia Investor Relations website at https://investors.adeia.com.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the Company’s control, and are not guarantees of future results.

Forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the Company’s ability to implement its business strategy; the Company’s ability to enter into new and renewal license agreements with customers on favorable terms; the Company’s ability to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; the Company’s ability to grow and expand its patent portfolios; changes in technology and development of new technology in the industries in which in which the Company operates; the evolving legal, regulatory and tax regimes under which the Company operates; unforeseen liabilities and expenses; risks associated with the Company’s indebtedness; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, natural disasters and global health pandemics, each of which may have an adverse impact on the Company’s business, results of operations, and financial condition. These risks, as well as other risks associated with the Company’s business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Causes of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, failure to complete licensing arrangements on anticipated terms and timeline, failure to prevail in litigation we may bring against third parties, financial loss, legal liability to third parties and similar risks, and failure to attract or retain employees, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Adeia Inc.

Adeia is a leading R&D and intellectual property (IP) licensing company that accelerates the adoption of innovative technologies in the media and semiconductor industries. Adeia’s fundamental innovations underpin technology solutions that are shaping and elevating the future of digital entertainment and electronics. Adeia’s IP portfolios power the connected devices that touch the lives of millions of people around the world every day as they live, work and play. For more, please visit www.adeia.com.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company’s earnings release contains non-GAAP financial measures adjusted, where applicable, for either one-time or ongoing non-cash acquired intangibles amortization charges, costs related to actual or planned business combinations including transaction fees, integration costs, severance, facility closures, and retention bonuses, separation costs, all forms of stock-based compensation, loss on debt extinguishment, expensed debt refinancing costs, impairment of intangible assets, impact of certain foreign currency adjustments, discontinued operations and related tax effects. In addition, adjusted EBITDA adjusts for recurring charges of interest expense, income taxes, depreciation and amortization. Management believes that the non-GAAP measures used in this release provide investors with important perspectives on the Company’s ongoing business and financial performance and are helpful to provide investors with an understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as EBITDA margin, which is defined as EBITDA as a percentage of revenue, adjusted EBITDA, non-GAAP operating expenses, non-GAAP net income and non-GAAP diluted earnings per share (EPS) do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached hereto. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported and forecasted GAAP to non-GAAP financial metrics.

Investor Contact:

Chris Chaney

Vice President, Investor Relations

IR@adeia.com

– Tables Follow –

SOURCE: ADEIA INC.

ADEA

ADEIA INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	March 31, 2026	March 31, 2025
Revenue	$104,772	$87,670
Operating expenses:
Research and development	18,202	16,467
Selling, general and administrative	29,834	28,432
Amortization expense	15,931	14,082
Litigation expense	5,973	5,854
Total operating expenses	69,940	64,835
Operating income	34,832	22,835
Interest expense	(8,546)	(10,649)
Other income and expense, net	1,693	1,712
Income before income taxes	27,979	13,898
Provision for income taxes	5,206	2,084
Net income	$22,773	$11,814
Net income per share:
Basic	$0.21	$0.11
Diluted	$0.20	$0.10
Weighted average number of shares used in per share calculations:
Basic	109,503	107,948
Diluted	114,203	113,021

ADEIA INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	March 31,	December 31,
	2026	2025
ASSETS
Current assets:
Cash and cash equivalents	$53,325	$73,136
Marketable securities	62,437	63,597
Total cash, cash equivalents, and marketable securities	115,762	136,733
Accounts receivable, net	32,588	28,631
Unbilled contracts receivable	124,419	129,829
Other current assets	8,554	8,765
Total current assets	281,323	303,958
Long-term unbilled contracts receivable	43,472	49,499
Property and equipment, net	6,094	6,113
Operating lease right-of-use assets	7,887	8,177
Intangible assets, net	293,500	303,456
Goodwill	313,660	313,660
Other long-term assets	56,454	54,440
Total assets	$1,002,390	$1,039,303
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$5,809	$4,827
Accrued liabilities	21,097	34,250
Current portion of long-term debt, net	20,988	20,975
Deferred revenue	33,781	19,726
Total current liabilities	81,675	79,778
Deferred revenue, less current portion	52,201	49,975
Long-term debt, net	370,276	397,479
Noncurrent operating lease liabilities	8,530	8,734
Long-term income tax payable	7,620	7,273
Other long-term liabilities	15,521	15,523
Total liabilities	535,823	558,762
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	131	128
Additional paid-in capital	694,748	685,992
Treasury stock at cost	(337,565)	(297,778)
Accumulated other comprehensive income (loss)	(124)	60
Retained earnings	109,377	92,139
Total stockholders’ equity	466,567	480,541
Total liabilities and stockholders’ equity	$1,002,390	$1,039,303

ADEIA INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended
	March 31, 2026	March 31, 2025
Cash flows from operating activities:
Net income	$22,773	$11,814
Adjustments to reconcile net income to net cash from operating activities:
Depreciation of property and equipment	492	509
Amortization of intangible assets	15,931	14,082
Stock-based compensation expense	8,756	8,244
Deferred income tax and other	(2,154)	(4,043)
Amortization of debt issuance costs	899	821
Other	(42)	(116)
Changes in operating assets and liabilities:
Accounts receivable	(3,957)	5,689
Unbilled contracts receivable	11,437	7,969
Other assets	641	(2,375)
Accounts payable	443	(2,216)
Accrued and other liabilities	(13,012)	(8,106)
Deferred revenue	16,281	24,867
Net cash provided by operating activities	58,488	57,139
Cash flows from investing activities:
Purchases of property and equipment	(434)	(228)
Purchases of intangible assets	(5,475)	(5,350)
Purchases of short-term investments	(9,029)	(7,194)
Proceeds from maturities of investments	10,050	6,600
Net cash used in investing activities	(4,888)	(6,172)
Cash flows from financing activities:
Principal payments on debt agreements	(28,089)	(17,089)
Payments of dividends	(5,535)	(5,422)
Proceeds from employee stock purchase program and exercise of stock options	—	186
Repurchases of common stock	(10,006)	(11,326)
Repurchases of common stock for tax withholdings on equity awards	(29,781)	(11,957)
Net cash used in financing activities	(73,411)	(45,608)
Net increase in cash and cash equivalents	(19,811)	5,359
Cash and cash equivalents at beginning of period	73,136	78,825
Cash and cash equivalents at end of period	$53,325	$84,184

ADEIA INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

Net income
	Three Months Ended
	March 31, 2026	March 31, 2025
GAAP net income	$22,773	$11,814

Adjustments to GAAP net income:
Stock-based compensation expense:
Research and development	1,742	1,234
Selling, general and administrative	7,014	7,010
Amortization expense	15,931	14,082
Transaction costs recorded in selling, general and administrative	—	1,111
Separation and other related costs recorded in selling, general and administrative (1)	2,330	531
Total operating expenses adjustments	27,017	23,968
Non-GAAP tax adjustment (2)	(6,343)	(6,625)
Non-GAAP net income	$43,447	$29,157

Diluted earnings per share
	Three Months Ended
	March 31, 2026	March 31, 2025
GAAP diluted earnings per share	$0.20	$0.10

Adjustments to GAAP diluted earnings per share:
Stock-based compensation expense:
Research and development	0.02	0.01
Selling, general and administrative	0.06	0.06
Amortization expense	0.14	0.12
Transaction costs recorded in selling, general and administrative	—	0.01
Separation and other related costs recorded in selling, general and administrative (1)	0.02	0.01
Total operating expenses adjustments	0.24	0.21
Non-GAAP tax adjustment (2)	(0.06)	(0.05)
Non-GAAP diluted earnings per share	$0.38	$0.26

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

(2) The provision for income taxes is adjusted to reflect the net income tax effects of the various non-GAAP pretax adjustments.

ADEIA INC.

GAAP NET INCOME TO

ADJUSTED EBITDA RECONCILIATION

(in thousands)

(unaudited)

	Three Months Ended
	March 31, 2026	March 31, 2025
GAAP net income	$22,773	$11,814

Adjustments to GAAP net income:
Stock-based compensation expense:
Research and development	1,742	1,234
Selling, general and administrative	7,014	7,010
Transaction costs recorded in selling, general and administrative	—	1,111
Separation and other related costs recorded in selling, general and administrative (1)	2,330	531
Amortization expense	15,931	14,082
Depreciation expense	492	509
Interest expense	8,546	10,649
Other income and expense, net	(1,693)	(1,712)
Provision for income taxes	5,206	2,084
Adjusted EBITDA	$62,341	$47,312

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON OPERATING EXPENSES

(in millions)

(unaudited)

	Year Ended
	December 31, 2026
	Low	High
GAAP operating expenses	$295.0	$305.0
Amortization expense	64.0	65.0
Stock-based compensation expense	39.0	40.0
Separation and related costs (1)	8.0	8.0
Total of non-GAAP adjustments	111.0	113.0
Non-GAAP operating expenses	$184.0	$192.0

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON NET INCOME

(in millions)

(unaudited)

	Year Ended
	December 31, 2026
	Low	High
GAAP net income	$57.2	$80.4
Amortization expense	64.0	65.0
Stock-based compensation expense	39.0	40.0
Separation and related costs (1)	8.0	8.0
Total of non-GAAP operating expenses	111.0	113.0
Non-GAAP tax adjustment (2)	(24.0)	(24.7)
Non-GAAP net income	$144.2	$168.7

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

(2) The provision for income taxes is adjusted to reflect the net income tax effects of the various non-GAAP pretax adjustments.

ADEIA INC.

RECONCILIATION FOR GUIDANCE ON

ADJUSTED EBITDA

(in millions)

(unaudited)

	Year Ended
	December 31, 2026
	Low	High
GAAP net income	$57.2	$80.4
Stock-based compensation expense	39.0	40.0
Separation and related costs (1)	8.0	8.0
Amortization expense	64.0	65.0
Depreciation expense	2.4	2.4
Interest expense	34.0	36.0
Other income	(5.5)	(6.5)
Income tax expense	14.3	20.1
Total of non-GAAP adjustments	156.2	165.0
Adjusted EBITDA	$213.4	$245.4

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022, including expenses incurred on a transitional basis under a contract shared with Xperi Inc.